Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 1999





                  MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


DELAWARE                          033-20022                 52-1558094

(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



        10400 Fernwood Road, Bethesda, MD                   20817-1109
    (Address of principal executive office)                 (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070

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ITEM 5.  OTHER EVENTS


     On December 8, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Report on Form 10-Q. Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 10, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 9th day of December, 1999.

                                   MARRIOTT RESIDENCE INN
                                   LIMITED PARTNERSHIP

                                   By:  RIBM ONE LLC
                                        General Partner

December 9, 1999                   By:  /s/ Earla L. Stowe
                                        Name:     Earla L. Stowe
                                        Title:    Vice President

EXHIBIT INDEX

Exhibit No.: 99.3    Description

     Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 10, 1999.